UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2012

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California 94949
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (415) 382-8111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 11,  2012, the Board of Directors (the “Board”) of Raptor Pharmaceutical Corp., a Delaware corporation (the “Company”), approved that certain amendment to the Bylaws of the Company, dated May 11, 2012 (the “Amendment”), to (i) reduce the quorum required for a meeting of stockholders from a majority to one-third of the outstanding shares of common stock issued and outstanding as of the record date and entitled to vote at such meeting, present either in person or by proxy, and (ii) update the name of the Company from TorreyPines Therapeutics, Inc. to Raptor Pharmaceutical Corp.  Please see the discussion in Item 8.01 below.

The foregoing description is qualified in its entirety by reference to the amendments approved by the Board as contained in the Amendment, a copy of which is attached and incorporated herein as Exhibit 3.1 to this Form 8-K.

Item 8.01 Other Events.

On April 12, 2012, the Company adjourned the 2012 annual meeting of stockholders due to the lack of a requisite quorum. As stated in the Company’s proxy statement, the requisite quorum was a majority of the shares of common stock issued and outstanding as of the record date and entitled to vote at the annual meeting. The annual meeting was adjourned to Thursday, April 26, 2012 at 10:00 a.m., local time. Although the Company worked diligently to obtain the requisite quorum, on April 26, 2012, the annual meeting was adjourned for a second time due to the lack of a requisite quorum. The adjourned annual meeting will be held on Thursday, May 24, 2012 at 10:00 a.m., local time, at the Company’s corporate offices located at 9 Commercial Boulevard, Suite 200, Novato, California 94949, USA.

As noted above, to assure that the annual meeting can be held, the Bylaws of the Company have been amended to reduce the quorum requirement from a majority to one-third of the outstanding shares of common stock issued and outstanding as of the record date and entitled to vote at a meeting, present either in person or by proxy.  As of May 14, 2012, approximately 44% of the shares of common stock issued and outstanding as of the record date and entitled to vote at the annual meeting have been voted by proxy.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Bylaws of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICAL CORP.
Date: May 14, 2012	By:	/s/ Kim R. Tsuchimoto
	Name: Title:	Kim R. Tsuchimoto Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Bylaws of the Registrant.